Exhibit 10.6

BASE INDENTURE

SECOND AMENDMENT AGREEMENT

BASE INDENTURE SECOND AMENDMENT AGREEMENT dated as of December 28, 2001 (the “Amendment”), to the Base Indenture, dated as of December 11, 1998 (the “Base Indenture”), between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York, as Indenture Trustee (the “Parties”), as amended by the Base Indenture Amendment Agreement, dated as of October 31, 2000 (the “First Amendment” and, together with the Base Indenture, the “Agreement”), between the Parties. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, the Parties entered into the Base Indenture, dated as of December 11, 1998;

WHEREAS, the Parties amended the Base Indenture by executing that certain Base Indenture Amendment Agreement, dated as of October 31, 2000; and

WHEREAS, the Parties desire to further amend certain provisions of the Agreement as described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Amendment of the Agreement.

(a)  Clause (o) of Section 9.1 of the Agreement is hereby amended by deleting the term “Reserve Fund” and replacing it with the term “Cash Collateral Account”.

(b)  Clause (r) of Section 9.1 of the Agreement is hereby amended by deleting the term “Reserve Fund” and replacing it with the term “Cash Collateral Account”.

(c)  The definition of “Enhancement” is hereby amended by deleting the term “Reserve Fund” within such definition and replacing it with the term “Cash Collateral Account”.

2.  Continuation of the Transaction. Except as expressly set forth herein, the Agreement is hereby ratified and confirmed and shall remain in all respects in full force and effect.

3.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be considered an original and all of which, when taken together, shall constitute one and the same instrument.

4.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF).

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By: CENDANT MORTGAGE CORPORATION, as Administrator
By:
Name:
Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name:
Title: